Offerings - Offering: 1	Mar. 05, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.250% Notes due 2029
Amount Registered | shares	350,000,000
Proposed Maximum Offering Price per Unit	0.99988
Maximum Aggregate Offering Price	$ 349,958,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 48,329.20
Offering Note	This "Calculation of Filing Fee Table" shall be deemed to update the "Calculation of Registration Fee" table in Registration Statement No. 333-281614. The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering.